Exhibit 99.1

Claros Diagnostics, Inc.

(A Development Stage Company)

Consolidated Financial Statements

and

Supplemental Information

Year Ended December 31, 2010 and for the Period

October 27, 2004 (Inception) to December 31, 2010

CLAROS DIAGNOSTICS, INC.

(A Development Stage Company)

CONSOLIDATED FINANCIAL STATEMENTS

AND

SUPPLEMENTAL INFORMATION

Year Ended December 31, 2010 and for the Period

October 27, 2004 (Inception) to December 31, 2010

CLAROS DIAGNOSTICS, INC.

(A Development Stage Company)

CONSOLIDATED FINANCIAL STATEMENTS

AND

SUPPLEMENTAL INFORMATION

Year Ended December 31, 2010 and for the Period

October 27, 2004 (Inception) to December 31, 2010

TABLE OF CONTENTS

Page
Independent Auditor’s Report	1

Consolidated Financial Statements:

Consolidated Balance Sheet	2

Consolidated Statements of Operations	3

Consolidated Statements of Changes in Equity and Comprehensive Income	4-6

Consolidated Statements of Cash Flows	7

Notes to Consolidated Financial Statements	8-17

Supplemental Information:

Independent Auditor’s Report on Consolidating and Supplemental Information	19

Consolidating Balance Sheet	20

Consolidating Statement of Operations	21

Consolidating Schedule of General and Administrative Expenses	22

INDEPENDENT AUDITOR’S REPORT

Board of Directors and Stockholders

Claros Diagnostics, Inc.

Woburn, Massachusetts

We have audited the accompanying consolidated balance sheet of Claros Diagnostics, Inc. (A Development Stage Company) as of December 31, 2010 and the related consolidated statements of operations, changes in equity and comprehensive income and cash flows for the year then ended and for the period October 27, 2004 (Inception) to December 31, 2010. These consolidated financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these consolidated financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Claros Diagnostics, Inc. (A Development Stage Company) as of December 31, 2010 and the results of their operations and their cash flows for the year then ended and for the period October 27, 2004 (Inception) to December 31, 2010, in conformity with accounting principles generally accepted in the United States of America.

Kirkland Albrecht & Fredrickson, LLC

Braintree, Massachusetts

June 26, 2011

CLAROS DIAGNOSTICS, INC. (A Development Stage Company) Consolidated Balance Sheet December 31, 2010	Page 2

ASSETS
CURRENT ASSETS:
Cash and cash equivalents	$111,209
Refundable taxes	554
Prepaid expenses	18,552

Total current assets	130,315
PROPOERTY AND EQUIPMENT, AT COST:
Equipment	489,718
Leasehold improvements	117,816
Computer	74,302
Furniture and fixtures	43,283

725,119
Less accumulated depreciation	320,904

Property and equipment, net	404,215
OTHER ASSETS
Deposits	16,671
Accrued interest receivable from stockholder	5,950

Total other assets	22,621

$557,151

LIABILITIES AND DEFICIT
CURRENT LIABILITIES:
Convertible promissory note	$2,000,000
Accounts payable	141,404
Accrued expenses	204,641

Total current liabilities	2,346,045

DEFICIT:
Preferred stock, $0.001 par value, 14,128,753 shares authorized, 9,528,753 issued and outstanding (liquidation preference of $14,504,970)	2,714,498
Common stock, $0.001 par value, 28,000,000 share authorized, 4,005,555 shares issued and outstanding	4,006
Additional paid-in capital	12,052,488
Stock subscription receivable	(40,515)
Deficit accumulated during the development stage	(16,519,371)

Total deficit	(1,788,894)

Total liabilities and deficit	$557,151

See notes to the consolidated financial statements.

CLAROS DIAGNOSTICS, INC. (A Development Stage Company) Consolidated Statements of Operations Year Ended December 31, 2010 and for the Period October 27, 2004 (Inception) to December 31, 2010	Page 3

	2010	Cumulative for the Period October 27, 2004 (Inception) to December 31, 2010
REVENUES	$—	$—

OPERATING EXPENSES:
General and administrative	3,193,498	9,605,891
Research and development	1,051,374	4,914,679
Marketing	12,527	12,527

	4,257,399	14,533,097

Operating loss	(4,257,399)	(14,533,097)
OTHER INCOME (EXPENSE):
Grant income	244,479	265,269
Interest expense	(64,000)	(64,530)
Dividend income	995	475,080
Interest income	112	11,285
Competition income	—	26,000

Total other income, net	181,586	713,104
Net loss	(4,075,813)	(13,819,993)
PROVISION FOR INCOME TAXES
Current	—	—
Deferred	—	—

	—	—
Net income (loss) attributable to noncontrolling interest	(1,722)	230
Net loss attributable to Claros Diagnostics, Inc.	$(4,077,535)	$(13,819,763)

See notes to the consolidated financial statements.

CLAROS DIAGNOSTICS, INC.

(A Development Stage Company)

Consolidated Statements of Changes in Equity and Comprehensive Income

Year Ended December 31, 2010 and for the Period

October 27, 2004 (Inception) to December 31, 2010

Page 4

	Preferred Stock		Common Stock		Additional Paid-in Capital	Stock Subscription Receivable	Deficit Accumulated During the Development Stage	Accumulated Other Comprehensive Income	Non-controlling Interest	Total
	Shares	Amount	Shares	Amount
Balance at October 27, 2004 (Date of inception)	—	$—	—	$—	$—	$—	$—	$—	$—	$—
COMPREHENSIVE INCOME (LOSS)
Net Loss	—	—	—	—	—	—	—	—	—	—
Foreign currency translation adjustment	—	—	—	—	—	—	—	—	—	—

COMPREHENSIVE LOSS
Issuance of 2,925,000 shares of common stock	—	—	2,925,000	2,925	—	—	—	—	—	2,925

Balance, December 31, 2004	—	—	2,925,000	2,925	—	—	—	—	—	2,925
COMPREHENSIVE LOSS
Net Loss	—	—	—	—	—	—	(3,429)	—	—	(3,429)
Foreign currency translation adjustment	—	—	—	—	—	—	—	—	—	—

COMPREHENSIVE LOSS
Issuance of 7,500 shares of common stock	—	—	7,500	8	—	—	—	—	—	8

Balance, December 31, 2005	—	—	2,932,500	2,933	—	—	(3,429)	—	—	(496)
Sale of Subsidiary shares to non-controlling interest	—	—	—	—	—	—	—	—	406	406
COMPREHENSIVE LOSS
Net Loss	—	—	—	—	—	—	(158,630)	—	(49)	(158,679)
Foreign currency translation adjustment	—	—	—	—	—	—	—	(396)	150	(246)

COMPREHENSIVE LOSS								(396)		(158,925)
Issuance of 594,097 shares of common stock	—	—	594,097	594	40,203	—	—	—	—	40,797
Stock subscription receivable	—	—	—	—	—	(40,515)	—	—	—	(40,515)
Issuance of 6,298,667 shares of Series A preferred stock	6,298,667	6,298	—	—	7,793,702	—	—	—	—	7,800,000
Accretion of dividends on Series A preferred stock	—	16,477	—	—	—	—	(16,477)	—	—	—

Balance, December 31, 2006	6,298,667	22,775	3,526,597	3,527	7,833,905	(40,515)	(178,536)	(396)	507	7,641,267

See notes to the consolidated financial statements.

CLAROS DIAGNOSTICS, INC.

(A Development Stage Company)

Consolidated Statements of Changes in Stockholders’ Equity and Comprehensive Income…continued

Year Ended December 31, 2010 and for the Period

October 27, 2004 (Inception) to December 31, 2010

Page 5

	Preferred Stock		Common Stock		Additional Paid-in Capital	Stock Subscription Receivable	Deficit Accumulated During the Development Stage	Accumulated Other Comprehensive Income	Non-controlling Interest	Total
	Shares	Amount	Shares	Amount
Balance, December 31, 2006	6,298,667	22,775	3,526,597	3,527	7,833,905	(40,515)	(178,536)	(396)	507	7,641,267
COMPREHENSIVE INCOME (LOSS)
Net Loss	—	—	—	—	—	—	(1,721,663)	—	(1,326)	(1,722,989)
Foreign currency translation adjustment	—	—	—	—	—	—	—	2,666	(34)	2,632

COMPREHENSIVE LOSS								2,270		(1,720,357)
Accretion of dividends on Series A preferred stock	—	546,724	—	—	—	—	(546,724)	—	—	—
Incentive option based compensation	—	—	—	—	39,001	—	—	—	—	39,001

Balance, December 31, 2007	6,298,667	569,499	3,526,597	3,527	7,872,906	(40,515)	(2,446,923)	2,270	(853)	5,959,911
COMPREHENSIVE INCOME (LOSS)
Net Loss	—	—	—	—	—	—	(4,092,764)	—	(284)	(4,093,048)
Foreign currency translation adjustment	—	—	—	—	—	—	—	2,492	(111)	2,381

COMPREHENSIVE LOSS								4,762		(4,090,667)
Issuance of 328,055 shares of common stock	—	—	328,055	328	42,319	—	—	—	—	42,647
Accretion of dividends on Series A preferred stock	—	546,724	—	—	—	—	(546,724)	—	—	—
Stock-based based compensation expense	—	—	—	—	47,909	—	—	—	—	47,909

Balance, December 31, 2008	6,298,667	1,116,223	3,854,652	3,855	7,963,134	(40,515)	(7,086,411)	4,762	(1,248)	1,959,800
COMPREHENSIVE INCOME (LOSS)
Net Loss	—	—	—	—	—	—	(3,765,742)	—	(347)	(3,766,089)
Foreign currency translation adjustment	—	—	—	—	—	—	—	(158)	(149)	(307)

COMPREHENSIVE LOSS								4,604		(3,766,396)
Issuance of 3,230,086 shares of Series A preferred stock	3,230,086	3,230	—	—	3,996,770	—	—	—	—	4,000,000
Issuance of 131,220 shares of common stock	—	—	131,220	131	16,927	—	—	—	—	17,058
Accretion of dividends on Series A preferred stock	—	767,949	—	—	—	—	(767,949)	—	—	—
Incentive option based compensation	—	—	—	—	36,097	—	—	—	—	36,097

Balance, December 31, 2009	9,528,753	1,887,402	3,985,872	3,986	12,012,928	(40,515)	(11,620,102)	4,604	(1,744)	2,246,559

See notes to the consolidated financial statements.

CLAROS DIAGNOSTICS, INC.

(A Development Stage Company)

Consolidated Statements of Changes in Stockholders’ Equity and Comprehensive Income…continued

Year Ended December 31, 2010 and for the Period

October 27, 2004 (Inception) to December 31, 2010

Page 6

	Preferred Stock		Common Stock		Additional Paid-in Capital	Stock Subscription Receivable	Deficit Accumulated During the Development Stage	Accumulated Other Comprehensive Income	Non-controlling Interest	Total
	Shares	Amount	Shares	Amount
Balance, December 31, 2009	9,528,753	1,887,402	3,985,872	3,986	12,012,928	(40,515)	(11,620,102)	4,604	(1,744)	2,246,559
COMPREHENSIVE INCOME (LOSS)
Net income (loss)	—	—	—	—	—	—	(4,077,535)	—	1,722	(4,075,813)
Foreign currency translation adjustment	—	—	—	—	—	—	—	1,060	(280)	780

COMPREHENSIVE LOSS								5,664		(4,075,033)
Issuance of 19,683 shares of common stock	—	—	19,683	20	2,539	—	—	—	—	2,559
Accretion of dividends on Series A preferred stock	—	827,096	—	—	—	—	(827,096)	—	—	—
Liquidation of subsidiary	—	—	—	—	—	—	5,362	(5,664)	302	—
Incentive option based compensation	—	—	—	—	37,021	—	—	—	—	37,021

Balance, December 31, 2010	9,528,753	$2,714,498	4,055,555	$4,006	$12,052,488	$(40,515)	$(16,519,371)	$—	$—	$(1,788,894)

See notes to the consolidated financial statements.

CLAROS DIAGNOSTICS, INC. (A Development Stage Company) Consolidated Statements of Cash Flows Year Ended December 31, 2010 and for the Period October 27, 2004 (Inception) to December 31, 2010	Page 7

	2010	Cumulative for the Period October 27, 2004 (Inception) to December 31, 2010
CASH FLOWS FROM OPERATING ACTIVITIES:
Net loss	$(4,075,813)	$(13,819,993)
Adjustments to reconcile net loss to net cash provided (used) by operating activities:
Incentive option based compensation	37,021	160,028
Depreciation	119,770	320,906
Changes in assets and liabilities:
(Increase) decrease in:
Accrued interest receivable from a stockholder	(95)	(5,950)
Prepaid expenses and other current assets	(2,708)	(18,552)
Refundable taxes	13,599	(554)
Decrease (increase) in:
Accounts payable	11,088	154,556
Accrued expenses and other current liabilities	52,954	206,406

Net cash used by operating activities	(3,844,184)	(13,003,153)

CASH FLOWS FROM INVESTING ACTIVITIES:
Acquisition of property and equipment	(167,127)	(725,119)
Deposits	—	(16,671)

Net cash used by investing activities	(167,127)	(741,790)
CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from convertible promissory note	2,000,000	2,000,000
Payments on stockholder notes payable	—	(24,877)
Advances of stockholder notes payable	—	24,877
Proceeds from issuance of common stock	2,559	65,479
Proceeds from issuance of preferred stock	—	11,800,000

Net cash provided by financing activities	2,002,559	13,865,479

EFFECT OF EXCHANGE RATES ON CASH AND CASH EQUIVALENTS	779	(9,327)

NET INCREASE (DECREAE IN CASH AND CASH EQUIVALENTS	(2,007,973)	111,209
CASH AND CASH EQUIVALENTS, BEGINNING OF PERIOD	2,119,182	—

CASH AND CASH EQUIVALENTS, END OF PERIOD	$111,209	$111,209

SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION:
Cash paid during the year for:
Interest
Income taxes	$—	$980

	$—	$—

See notes to the consolidated financial statements.

CLAROS DIAGNOSTICS, INC. (A Development Stage Company) Notes to Consolidated Financial Statements Year Ended December 31, 2010 and for the Period October 27, 2004 (Inception) to December 31, 2010	Page 8

1.	ORGANIZATION

The Company was formed under the name Claros Diagnostics, Inc. (the Company). The Company was incorporated on October 27, 2004 under the general laws of the state of Delaware. Its principal business activity is to develop, manufacture and sell medical diagnostic devices to customers within the United States. The Company is located in Woburn, Massachusetts.

Claros Diagnostics, SARL (SARL), was a majority owned subsidiary in Switzerland (Neuchatel) and was organized on August 7, 2006. Its principal business activity was to develop, manufacture and sell medical diagnostic devices to customers in Europe. On December 16, 2010, SARL’s board of directors voted to liquidate its entity.

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation – The accompanying consolidated financial statements for the year ended December 31, 2010 and for the period October 24, 2004 (inception) to December 31, 2010 are prepared in accordance with the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic Consolidation. These consolidated financial statements include the accounts of the Company and its majority owned subsidiary SARL for the year ended December 31, 2010. All significant inter-company balances and transactions have been eliminated.

Foreign Subsidiary – Statements of the accounts of Claros Diagnostics, SARL are translated into U.S. dollars at the prevailing rate of exchange at the balance sheet date; whereas revenue and expense categories have been translated at the average of foreign exchange rates prevailing throughout the fiscal year. There are no net assets of the foreign subsidiary included in the consolidated balance sheets at December 31, 2010 because the entity was liquidated during the year. The subsidiary recorded a net loss of $34,436 for the year ended December 31, 2010.

Use of Estimates – The preparation of consolidated financial statements in conformity with generally accepted accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of consolidated revenues and expenses during the reporting period. Actual results could differ from those estimates. These differences could be significant.

Cash and Cash Equivalents – The Company and SARL consider all highly liquid investments with an original maturity of three months or less to be cash equivalents. The Company frequently holds cash in demand accounts at the bank in excess of federally insured amounts.

CLAROS DIAGNOSTICS, INC. (A Development Stage Company) Notes to Consolidated Financial Statements Year Ended December 31, 2010 and for the Period October 27, 2004 (Inception) to December 31, 2010	Page 9

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES…continued

Property and Equipment – The cost of property and equipment is depreciated over the estimated useful lives of the related assets. Maintenance, routine repairs and minor replacements are charged against current earnings as incurred, while those items which substantially improve or extend the lives of existing assets are capitalized. Depreciation is computed using straight-line method. Estimated useful lives are as follows:

Asset	Years
Equipment	5
Leasehold improvements	5
Computer	3
Furniture and fixtures	7

Valuation of Long-lived Assets – The Company’s long-lived and certain identifiable intangible assets are reviewed for impairment in accordance with the guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification (“ASC”) Topic Property, Plant, and Equipment. This Topic, together with FASB ASC Topic Intangibles – Goodwill and Other, requires that long-lived and certain identifiable intangible assets be reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. Recoverability of the long-lived or identifiable intangible asset is measured by a comparison of the carrying amount of the asset to future undiscounted net cash flows expected to be generated by the asset. If such asset is considered to be impaired, the impairment to be recognized is measured by the amount by which the carrying amount of the asset exceeds the estimated fair value of the asset. Assets to be disposed of are reportable at the lower of the carrying amount or fair value, less costs to sell. At December 31, 2010, the Company has determined that no long-lived or certain identifiable assets are impaired.

Patent Legal – The legal and professional costs incurred by the Company to acquire its patent rights have been expensed as part of operating expenses since inception. At December 31, 2010, the Company has determined that these expenses have not met the criteria to be capitalized. For the year ended December 31, 2010 and the period October 27, 2004 (Inception) to December 31, 2010 patent legal costs were $163,068 and $508,883, respectively.

Income Taxes – The Company follows the FASB ASC Topic Income Taxes, in reporting deferred income taxes. The FASB ASC Topic Income Taxes requires a company to recognize deferred tax liabilities and assets for expected future income tax consequences of events that have been recognized in the Company’s financial statements. Under this method, deferred tax assets and liabilities are determined based on temporary differences between financial statement carrying amounts and the tax basis of assets and liabilities using enacted tax rates in the years in which the temporary differences are expected to reverse. Valuation allowances are provided if based on the weight of available evidence, it is more likely than not that some or all of the deferred tax assets will not be realized

CLAROS DIAGNOSTICS, INC. (A Development Stage Company) Notes to Consolidated Financial Statements Year Ended December 31, 2010 and for the Period October 27, 2004 (Inception) to December 31, 2010	Page 10

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES…continued

Income Taxes...continued – The Company accounts for uncertain tax positions in accordance with FASB ASC Topic Income Taxes. FASB ASC Topic Income Taxes prescribes a recognition threshold and measurement process for financial statement recognition of uncertain tax positions taken or expected to be taken in a tax return. The Topic also provides guidance on recognition, de-recognition, classification, interest and penalties, accounting in interim periods, disclosure and transition. As of December 31, 2010, management is not aware of any uncertain tax positions taken by the Company.

Exchange Rate Gains and Losses – Aggregate transaction gains and losses on foreign exchange rates included in consolidated net loss for the year ended December 31, 2010 were not material.

Research and Development – Research and development costs are charged to expense as incurred in accordance with FASB ASC Topic Research and Development. Research and development costs include consulting, material and supplies. For the year ended December 31, 2010 and the period October 27, 2004 (Inception) to December 31, 2010 research and development costs were $1,051,374 and $4,914,679, respectively.

Comprehensive Income – Comprehensive income for the Company and SARL consisted of foreign currency translation adjustments. Accumulated other comprehensive income is disclosed as a separate component of stockholders’ equity and consists entirely of foreign currency translation. At December 31, 2010 there was no foreign currency translation due to the liquidation of the subsidiary SARL.

Incentive Option Plan – The Company has an incentive option plan which is more fully described in Note 6. FASB ASC Topic Compensation – Stock Compensation, requires that the cost resulting for all share-based payment transactions be recognized in the consolidated financial statements. This Topic requires the entity to measure the cost of employee services received in exchange for an award of equity instruments based on the grant-date fair value of the award. That cost is recognized over the period during which an employee is required to provide services in exchange for the award of the vesting period. This Topic permits entities to use any option-pricing model that meets the fair value objective of the Statement. Compensation cost on options granted has been measured using the fair value of an award on the grant date using the Black-Scholes valuation model, and is recognized in the income statement over the service period, which is usually the vesting period of the option.

Subsequent Events – The Company has evaluated all events subsequent to the consolidated balance sheet date of December 31, 2010, through the date which the financial statements were available to be issued, June 26, 2011, and has determined that there are no subsequent events that require disclosure under FASB ASC Topic Subsequent Events.

CLAROS DIAGNOSTICS, INC. (A Development Stage Company) Notes to Consolidated Financial Statements Year Ended December 31, 2010 and for the Period October 27, 2004 (Inception) to December 31, 2010	Page 11

3.	LIQUIDATION OF SUBSIDIARY

Effective December 16, 2010, SARL’s board of directors voted to liquidate this entity. The assets of the subsidiary were liquidated before December 31, 2010. The Company received $14,294 from the subsidiary upon liquidation and recorded a loss on liquidation of $6,172.

4.	PROVISION FOR INCOME TAXES

Amounts for deferred tax asset and liability are as follows:

Deferred tax asset	$6,831,095
Valuation allowance	(6,831,095)

$—

The deferred tax asset consists of the following temporary differences:

Depreciation	$(58,800)
Net operating loss carryforward	5,364,255
R & D credits	1,459,920
Stock option	65,720
Valuation allowance	(6,831,095)

$—

At December 31, 2010, the Company has available net operating losses (“NOL”) carry forward for federal and state income tax purposes of approximately $12,747,759 and $13,062,826, respectively, which expire, if unused at various times through 2030. The Company’s ability to utilize these NOLs may be limited under Internal Revenue Code Section 382.

The Company has provided a valuation allowance for the full amount of its net deferred tax assets since realization of any future benefit from deductible temporary differences and net operating loss carry forwards cannot be sufficiently assured at December 31, 2010.

5.	RELATED PARTY TRANSACTIONS

Stock Subscription Receivable – At December 31, 2010, the Company has a promissory note receivable from a stockholder of the Company for his stock subscription for an amount of $40,515. The amount is included as a reduction of the equity on the accompanying consolidated balance sheet. The note bears interest at the Applicable Federal Rate and shall be compounded annually. At December 31, 2010, there was $5,950 of accrued interest receivable from a stockholder, included in the other assets on the accompanying consolidated balance sheet. The principal loan amount and the accrued interest are due December 2011.

CLAROS DIAGNOSTICS, INC. (A Development Stage Company) Notes to Consolidated Financial Statements Year Ended December 31, 2010 and for the Period October 27, 2004 (Inception) to December 31, 2010	Page 12

6.	CONVERTIBLE PROMISSORY NOTE

On June 21, 2010, the company entered into a $ 5,000,000 convertible promissory note agreement with some of the Company’s stockholders. The note borrowings can be made at the discretion of the Company in tranches. Each tranche bears interest at 8% from the date it is accessed. All notes are due on or after December 31, 2011. Interest and Principle can be pre-paid at the election of the Company. At December 31, 2010, $2,000,000 of the convertible promissory note has been accessed, and accrued interest on the convertible promissory note amounted to $64,000.

Each note holder has certain conversion rights, detailed in the convertible promissory notes, which vary based on meeting certain financial criteria as follows:

In the event the Company receives other financing, outstanding principle and interest will convert into shares of the same class and series of capital stock of the Company issued to the investors in the financing at a discount price for these shares.

In the event the Company is sold prior to the closing of any financing, all outstanding notes shall be cancelled upon the closing of such sale and each note holder will have the option to either receive a multiple of 2.5 times the aggregate principal or convert principal and accrued interest on the notes to Series A Preferred Stock at the Original Series A Price of $1.2383573.

In the event the Company borrows, in the aggregate, $5,000,000, the note holders may convert and also receive a warrant to purchase a common stock share equal to 5% of the original principal amount of its note divided by the exercise price per share of the warrant, at the time of conversion.

7.	PREFERRED STOCK

Authorized preferred stock of Claros Diagnostics, Inc. consists of 14,128,753 shares of Class A. The rights attached to the preferred stock are as follows: voting, par value of $0.001 ($14,504,970 aggregate liquidation preference), cumulative dividend at the rate of $0.0868 per share and convertible into voting common stock. Unpaid cumulative dividends on the preferred stock amounted to $2,704,970 at December 31, 2010.

CLAROS DIAGNOSTICS, INC. (A Development Stage Company) Notes to Consolidated Financial Statements Year Ended December 31, 2010 and for the Period October 27, 2004 (Inception) to December 31, 2010	Page 13

8.	INCENTIVE OPTION PLAN

Effective December 20, 2006, the Board of Directors established the 2006 Stock Incentive Plan (the “Plan”). The Plan provides options to purchase new shares of the Company’s common stock. Under the Plan, 3,608,610 stock options can be issued to founders, employees, advisors, consultants and board members of the Company.

The Company has elected to use the Black-Scholes-Merton option pricing model to determine the fair value of employee and non-employee stock options granted. Management has determined that the options issued in 2006, 2007, 2008 and 2009 have a calculated value of $0.13 per share and, has a calculated value of $0.27 per share in 2010. Total compensation cost associated with these options is $159,595 and will be recognized over the four year service period that began on the grant date. Compensation expense recognized on incentive options granted for the year ended December 31, 2010 and for the period October 27, 2004 (Inception) to December 31, 2010 was $26,214 and $102,832, respectively. Other expense recognized on non-employee stock option granted for the year ended December 31, 2010 and for the period October 27, 2007 (Inception) to December 31, 2010 was $10,807 and $57,196, respectively.

At December 31, 2010, unrecognized compensation costs related to non-vested options totaled $34,680. This amount will be recognized over the following years as follows:

Years	Amount
2011	15,797
2012	9,962
2013	6,191
2014	2,730

$34,680

The fair value per unit of options granted under the incentive option plan during the year ended December 31, 2010 was $0.27. This amount was determined using the Black-Scholes option-pricing model utilizing the following assumptions:

Risk-free interest rate	3.16% - 4.72%
Expected dividend yield	—
Expected volatility	20%
Expected life in years	10
Service period in years	4
Weight average calculated value of options granted	$0.14
Dividend yield	0%

CLAROS DIAGNOSTICS, INC. (A Development Stage Company) Notes to Consolidated Financial Statements Year Ended December 31, 2010 and for the Period October 27, 2004 (Inception) to December 31, 2010	Page 14

8.	INCENTIVE OPTION PLAN…continued

The following table summarizes options outstanding at December 31, 2010, and the changes in options for the Period October 27, 2004 (Inception) to December 31, 2010.

	Options Reserved	Options	Weighted- Average Exercise Price
December 20, 2006	3,608,610	—	$0.13
Reserved	—	—	—
Granted	—	1,771,499	0.13
Exercised	—	(311,653)	0.13
Cancelled	—	—	—

December 31, 2006	3,608,610	1,459,846	0.13
Reserved	—	—	—
Granted	—	1,100,399	0.13
Exercised	—	—	—
Cancelled	—	—	—

December 31, 2007	3,608,610	2,560,245	0.13
Reserved	—	—	—
Granted	—	91,000	0.13
Exercised	—	(328,055)	0.13
Cancelled	—	—	—

December 31, 2008	3,608,610	2,323,190	0.13
Reserved	—	—	—
Granted	—	323,500	0.13
Exercised	—	(131,220)	0.13
Cancelled	—	—	—

December 31, 2009	3,608,610	2,515,470	0.13
Reserved	—	—	—
Granted	—	191,500	0.27
Exercised	—	(19,683)	0.13
Cancelled	—	—	—

December 31, 2010	3,608,610	2,687,287	$0.14

CLAROS DIAGNOSTICS, INC. (A Development Stage Company) Notes to Consolidated Financial Statements Year Ended December 31, 2010 and for the Period October 27, 2004 (Inception) to December 31, 2010	Page 15

8.	INCENTIVE OPTION PLAN…continued

The following table summarizes information about stock options outstanding at December 31, 2010 and 2009:

Year Ending	Range of Exercise Prices	Number Outstanding	Number Exercisable	Weighted- Average Remaining Contractual Life	Weighted- Average Exercise Price
December 31, 2010	$0.13-$0.27	3,166,245	2,427,036	0.95	0.14
December 31, 2009	$0.13	2,974,745	1,677,209	1.76	0.13
December 31, 2008	$0.13	2,651,245	1,005,648	2.48	0.13
December 31, 2007	$0.13	2,560,245	364,962	3.43	0.13
December 31, 2006	$0.13	1,459,846	—	4	0.13

During 2010, the Company received $2,559 from an employee upon exercise of options and recognized related tax benefits of $1,151. In accordance with the Company policy, the shares were issued from a pool of shares reserved for issuance under the plan.

During 2009, the Company received $17,058 from consultants upon exercise of options and recognized related tax benefits of $7,677. In accordance with the Company policy, the shares were issued from a pool of shares reserved for issuance under the plan.

During 2008, the Company received $42,647 from consultants upon exercise of options and recognized related tax benefits of $19,200. In accordance with the Company policy, the shares were issued from a pool of shares reserved for issuance under the plan.

During 2006, an employee exercised options in the amount of $40,515 and recognized related tax benefits of $18,232. In accordance with the Company policy, the shares were issued from a pool of shares reserved for issuance under the plan.

9.	COMMITMENTS

Operating Lease – The Company leases an operating facility under a lease agreement expiring February 2012. Total monthly lease payments are approximately $9,200 per month.

CLAROS DIAGNOSTICS, INC. (A Development Stage Company) Notes to Consolidated Financial Statements Year Ended December 31, 2010 and for the Period October 27, 2004 (Inception) to December 31, 2010	Page 16

9.	COMMITMENTS…continued

Minimum future lease payments as of December 31, 2010 are as follows:

Years	Amount
2011	$109,298
2012	18,217

$127,515

Rent expense under the lease for the year ended December 31, 2010 and for the period October 27, 2004 (Inception) to December 31, 2010 was $109,875 and $304,738, respectively.

Patent Rights License Agreement – The Company entered into a Patent Rights License agreement with Harvard University (University). The agreement commenced November 2006 and continues on a Licensed Product-by-Licensed product and Country-by-Country basis until expiration of the last Patents Rights. The agreement allows the Company to make sublicenses to its affiliates. The Company can terminate the agreement at any time with a sixty days notice with no requirements of future payments.

As a consideration for the license granted, the Company:

•	Has issued to the University 2% of the outstanding common stock on a fully diluted basis upon completion of the Series A financing.

•

Shall pay to the University non-refundable annual license maintenance fees payable on January 1 of each year as stated below. Each license maintenance fee paid is creditable against the royalties due on Net Sales made during the calendar year following the due date.

Future license maintenance fees payments as of December 31, 2010 are as follows:

Years	Amount
2011	$25,000
2012	$50,000
2013	$75,000
2014	$100,000
Each subsequent calendar year for the remainder of the term	$100,000

CLAROS DIAGNOSTICS, INC. (A Development Stage Company) Notes to Consolidated Financial Statements Year Ended December 31, 2010 and for the Period October 27, 2004 (Inception) to December 31, 2010	Page 17

9.	COMMITMENTS…continued

•

Per the agreement, the Company has agreed to pay to the University various amounts at the completion of certain milestones as described in the agreement. The payment amount of those milestones varies based on multiple criteria. No liability has been accrued at December 31, 2010 for those amounts.

•	The Company shall pay the University royalties of 3% of net sales for sales up to $200,000,000 and 2.5% of sales above $200,000,000.

•	The Company has agreed to pay the University various percentages for all Sublicense income based on the year of the Sublicense, where applicable.

10.	401(k) PROFIT SHARING PLAN

On January 1, 2008 the Company adopted a 401(k) profit sharing plan covering eligible employees as defined by the plan. Eligible employees may make pre-tax contributions up to the maximum allowed by law. The Company did not make a matching contribution for the year ended December 31, 2010. In addition, the plan provides for a profit sharing contribution by the Company at the discretion of the Board of Directors. For the year ended December 31, 2010 and for the period October 27, 2004 (Inception) to December 31, 2010 the Company did not make a profit sharing contribution to the plan.

SUPPLEMENTAL INFORMATION

INDEPENDENT AUDITOR’S REPORT ON

CONSOLIDATING AND SUPPLEMENTAL INFORMATION

Board of Directors and Stockholders

Claros Diagnostics, Inc.

Woburn, Massachusetts

Our report on our audit of the basic consolidated financial statements of Claros Diagnostics, Inc. (A Development Stage Company) appears on page 1. This audit was made for the purpose of forming an opinion on the consolidated financial statements taken as a whole. The consolidating information contained on pages 21 through 23 is presented for purposes of additional analysis of the consolidated financial statements rather than to present the financial position, results of operations, and cash flows of the individual companies. The supplemental information contained on page 24 is presented for additional analysis and is not a required part of the basic consolidated financial statements. Such consolidating and supplementary information has been subjected to the auditing procedures applied in the audit of the consolidated financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic consolidated financial statements taken as a whole.

Kirkland Albrecht & Fredrickson, LLC

Braintree, Massachusetts

June 26, 2011

CLAROS DIAGNOSTICS, INC. (A Development Stage Company) Consolidated Balance Sheet December 31, 2010	Page 20

	Claros US	Claros SARL	Eliminations	Consolidated
ASSETS
CURRENT ASSETS:
Cash and cash equivalents	$111,209	$—	$—	$111,209
Refundable taxes	554	—	—	554
Prepaid expenses	18,552	—	—	18,552

Total current assets	130,315	—	—	130,315

PROPERTY AND EQUIPMENT, AT COST
Equipment	489,718	—	—	489,718
Leasehold improvements	117,816	—	—	117,816
Computer	74,302	—	—	74,302
Furniture and fixtures	43,283	—	—	43,283

	725,119	—	—	725,119
Less accumulated depreciations	320,904	—	—	320,904

Property and equipment, net	404,215	—	—	404,215

OTHER ASSETS:
Deposits	16,671	—	—	16,671
Accrued interest receivable from stockholder	5,950	—	—	5,950

Total other assets	22,621	—	—	22,621

	$557,151	$—	$—	$557,151

LIABILITES AND DEFICIT
CURRENT LIABILITES:
Convertible promissory note	$2,000,000	$—	$—	$2,000,000
Accounts payable	141,404	—	—	141,404
Accrued expenses and other current liabilities	204,641	—	—	204,641

Total current liabilities	2,346,045	—	—	2,346,045

DEFICIT:
Preferred stock, $0.001 par value, 14128,753 shares authorized, 9,528,753 issues and outstanding (liquidation preference of $14,504,970)	2,714,498	—	—	2,714,498
Common stock, $0.001 par value, 28,000,000 share authorized, 4,005,555 shares issued and outstanding	4,006	—	—	4,006
Additional paid-in capital	12,052,488	—	—	12,052,488
Stock subscription receivable	(40,515)	—	—	(40,515)
Deficit accumulated during the development stage	(16,519,371)	—	—	(16,519,371)

Total deficit	(1,788,894)	—	—	(1,788,894)

Total liabilities and deficit	$557,151	$—	$—	$557,151

See independent auditors’ report on consolidated supplemental information

CLAROS DIAGNOSTICS, INC. (A Development Stage Company) Consolidating Statement of Operations December 31, 2010	Page 21

	Claros US	Claros SARL	Eliminations	Consolidated
REVENUE	$—	$—	$—	$—

OPERATING EXPENSES:
General and administrative	3,184,089	9,409	—	3,193,498
Research and development	1,051,374	—	—	1,051,374
Marketing	12,527	—	—	12,527

	4,247,990	9,409	—	(4,257,399)

Operating loss	(4,247,990)	(9,409)	—	(4,257,399)

OTHER INCOME (EXPENSE):
Grant income	244,479	—	—	244,479
Interest expense	(64,000)	—	—	(64,000)
Dividend income	995	—	—	995
Interest income	95	17	—	112
Gain (loss on subsidiary liquidation	6,172	(6,172)	—	—
Forgiveness of due from subsidiary	(50,000)	50,000	—	—

Total other income, net	137,741	43,845	—	181,586

Net loss	(4,110,249)	34,436	—	(4,075,813)
Net income (loss) attributable to noncontrolling interest	—	—	(1,722)	(1,722)

Net loss attributable to Claros Diagnostics, Inc.	$(4,110,249)	$34,436	$(1,722)	$(4,077,535)

See independent auditors’ report on consolidated supplemental information

CLAROS DIAGNOSTICS, INC. (A Development Stage Company) Consolidating Schedule of General and Administrative Expenses Year Ended December 31, 2010	Page 22

	Claros US	Claros SARL	Eliminations	Consolidated
Salaries	$1,477,177	$—	$—	$1,477,177
Consultants	485,486	—	—	485,486
Employee benefits	201,680	—	—	201,680
Patent legal	163,068	—	—	163,068
Depreciation	119,770	—	—	119,770
Rent	109,875	—	—	109,875
Payroll taxes	101,338	—	—	101,338
Patent licensing	112,414	—	—	112,414
Regulatory	83,264	—	—	83,264
Travel, meals and entertainment	77,920	—	—	77,920
Legal fees	44,096	4,889	—	48,985
Miscellaneous	40,116	79	—	40,195
Accounting services	32,670	4,352	—	37,022
Office	34,560	89	—	34,649
Recruiting	32,185	—	—	32,185
Utilities	28,313	—	—	28,313
Repairs and maintenance	25,110	—	—	25,110
Insurance	14,995	—	—	14,995
Safety	52	—	—	52

	$3,184,089	$9,409	$—	$3,193,498

See independent auditors’ report on consolidated supplemental information

Claros Diagnostics, Inc.

(A Development Stage Company)

Consolidated Financial Statements

and

Supplemental Information

Year Ended December 31, 2009 and for the Period

October 27, 2004 (Inception) to December 31, 2009

CLAROS DIAGNOSTICS, INC.

(A Development Stage Company)

CONSOLIDATED FINANCIAL STATEMENTS

AND

SUPPLEMENTAL INFORMATION

Year Ended December 31, 2009 and for the Period

October 27, 2004 (Inception) to December 31, 2009

CLAROS DIAGNOSTICS, INC.

(A Development Stage Company)

CONSOLIDATED FINANCIAL STATEMENTS

AND

SUPPLEMENTAL INFORMATION

Year Ended December 31, 2009 and for the Period

October 27, 2004 (Inception) to December 31, 2009

TABLE OF CONTENTS

Page
Independent Auditors’ Report	1

Consolidated Financial Statements:

Consolidated Balance Sheet	2

Consolidated Statements of Operations	3

Consolidated Statements of Changes in Equity and Comprehensive Income	4-5

Consolidated Statements of Cash Flows	6

Notes to Consolidated Financial Statements	7-15

Supplemental Information:

Independent Auditors’ Report on Consolidating and Supplemental Information	17

Consolidating Balance Sheet	18-19

Consolidating Statement of Operations	20

Consolidating Schedule of General and Administrative Expenses	21

INDEPENDENT AUDITORS’ REPORT

Board of Directors and Stockholders

Claros Diagnostics, Inc.

Woburn, Massachusetts

We have audited the accompanying consolidated balance sheet of Claros Diagnostics, Inc. (A Development Stage Company) as of December 31, 2009 and the related consolidated statements of operations, changes in equity and comprehensive income and cash flows for the year then ended and for the period October 27, 2004 (Inception) to December 31, 2009. These consolidated financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Claros Diagnostics, Inc. (A Development Stage Company) as of December 31, 2009 and the results of their operations and their cash flows for the year then ended and for the period October 27, 2004 (Inception) to December 31, 2009, in conformity with accounting principles generally accepted in the United States of America.

Kirkland Albrecht & Fredrickson, LLC
Braintree, Massachusetts

August 4, 2010

CLAROS DIAGNOSTICS, INC. (A Development Stage Company) Consolidated Balance Sheet December 31, 2009	Page 2

ASSETS
CURRENT ASSETS:
Cash and cash equivalents	$2,119,182
Refundable taxes	14,153
Prepaid expenses	15,844

Total current assets	2,149,179
PROPOERTY AND EQUIPMENT, AT COST:
Equipment	342,848
Leasehold improvements	117,816
Computer	58,602
Furniture and fixtures	38,726

557,992
Less accumulated depreciation	201,134

Property and equipment, net	356,858
OTHER ASSETS
Deposits	16,671
Accrued interest receivable from stockholder	5,855

Total other assets	22,526

$2,528,563

LIABILITIES AND EQUITY
CURRENT LIABILITIES:
Accounts payable	$130,316
Accrued expenses	151,687

Total current liabilities	282,003

EQUITY:
Claros Diagnostics, Inc.
Preferred stock, $0.001 par value, 9,528,753 shares authorized, issued and outstanding (liquidation preference of $13,677,874)	1,887,402
Common stock, $0.001 par value, 15,000,000 share authorized, 3,985,872 shares issued and outstanding	3,986
Additional paid-in capital	12,012,929
Stock subscription receivable	(40,515)
Deficit accumulated during the development stage	(11,620,102)
Accumulated other comprehensive income	4,604

Total Claros Diagnostics, Inc.	2,248,304
Noncontrolling interest	(1,744)

Total equity	2,246,560

Total liabilities and equity	$2,528,563

See notes to the consolidated financial statements.

CLAROS DIAGNOSTICS, INC. (A Development Stage Company) Consolidated Statements of Operations Year Ended December 31, 2009 and for the Period October 27, 2004 (Inception) to December 31, 2009	Page 3

	2009	Cumulative for the Period October 27, 2004 (Inception) to December 31, 2009
REVENUES	$—	$—

OPERATING EXPENSES:
General and administrative	2,465,509	6,412,393
Research and development	1,338,627	3,863,305

	3,804,136	10,275,698

Operating loss	(3,804,136)	(10,275,698)
OTHER INCOME (EXPENSE):
Grant income	20,790	20,790
Dividend income	15,204	474,085
Interest income	2,053	11,173
Interest expense	—	(530)
Competition income	—	26,000

Total other income, net	38,047	531,518

Net loss	(3,766,089)	(9,744,180)
Net income (loss) attributable to noncontrolling interest	347	1,952

Net loss attributable to Claros Diagnostics, Inc.	$(3,765,742)	$(9,742,228)

See notes to the consolidated financial statements.

CLAROS DIAGNOSTICS, INC.

(A Development Stage Company)

Consolidated Statements of Change in Equity and Comprehensive Income

Year Ended December 31, 2009 and for the Period

October 27, 2004 (Inception) to December 31, 2009

Page 4

	Preferred Stock		Common Stock		Additional Paid-in Capital	Stock Subscription Receivable	Deficit Accumulated During the Development Stage	Accumulated Other Comprehensive Income	Non-controlling Interest	Total
	Shares	Amount	Shares	Amount
Balance at October 27, 2004 (Date of inception)	—	$—	—	$—	$—	$—	$—	$—	$—	$—
COMPREHENSIVE INCOME (LOSS)
Net Loss	—	—	—	—	—	—	—	—	—	—
Foreign currency translation adjustment	—	—	—	—	—	—	—	—	—	—

COMPREHENSIVE LOSS
Issuance of 2,925,000 shares of common stock	—	—	2,925,000	2,925	—	—	—	—	—	2,925

Balance, December 31, 2004	—	—	2,925,000	2,925	—	—	—	—	—	2,925
COMPREHENSIVE LOSS
Net Loss	—	—	—	—	—	—	(3,429)	—	—	(3,429)
Foreign currency translation adjustment	—	—	—	—	—	—	—	—	—	—

COMPREHENSIVE LOSS
Issuance of 7,500 shares of common stock	—	—	7,500	8	—	—	—	—	—	8

Balance, December 31, 2005	—	—	2,932,500	2,933	—	—	(3,429)	—	—	(496)
Sale of Subsidiary shares to non-controlling interest	—	—	—	—	—	—	—	—	406	406
COMPREHENSIVE LOSS
Net Loss	—	—	—	—	—	—	(158,630)	—	(49)	(158,679)
Foreign currency translation adjustment	—	—	—	—	—	—	—	(396)	150	(246)

COMPREHENSIVE LOSS								(396		(158,925)
Issuance of 594,097 shares of common stock	—	—	594,097	594	40,203	—	—	—	—	40,797
Stock subscription receivable	—	—	—	—	—	(40,515)	—	—	—	(40,515)
Issuance of 6,298,667 shares of Series A preferred stock	6,298,667	6,298	—	—	7,793,702	—	—	—	—	7,800,000
Accretion of dividends on Series A preferred stock	—	16,477	—	—	—	—	(16,477)	—	—	—

Balance, December 31, 2006	6,298,667	22,775	3,526,597	3,527	7,833,905	(40,515)	(178,536)	(396)	507	7,641,267

See notes to the consolidated financial statements.

CLAROS DIAGNOSTICS, INC.

(A Development Stage Company)

Consolidated Statements of Change in Equity and Comprehensive Income…continued

Year Ended December 31, 2009 and for the Period

October 27, 2004 (Inception) to December 31, 2009

Page 5

	Preferred Stock		Common Stock		Additional Paid-in Capital	Stock Subscription Receivable	Deficit Accumulated During the Development Stage	Accumulated Other Comprehensive Income	Non-controlling Interest	Total
	Shares	Amount	Shares	Amount
Balance, December 31, 2006	6,298,667	22,775	3,526,597	3,527	7,833,905	(40,515)	(178,536)	(396)	507	7,641,267
COMPREHENSIVE INCOME (LOSS)
Net Loss	—	—	—	—	—	—	(1,721,663)	—	(1,326)	(1,722,989)
Foreign currency translation adjustment	—	—	—	—	—	—	—	2,666	(34)	2,632

COMPREHENSIVE LOSS								2,270		(1,720,357)
Accretion of dividends on Series A preferred stock	—	546,724	—	—	—	—	(546,724)	—	—	—
Incentive option based compensation	—	—	—	—	39,001	—	—	—	—	39,001

Balance, December 31, 2007	6,298,667	569,499	3,526,597	3,527	7,872,906	(40,515)	(2,446,923)	2,270	(853)	5,959,911
COMPREHENSIVE INCOME (LOSS)
Net Loss	—	—	—	—	—	—	(4,092,764)	—	(284)	(4,093,048)
Foreign currency translation adjustment	—	—	—	—	—	—	—	2,492	(111)	2,381

COMPREHENSIVE LOSS								4,762		(4,090,667)
Issuance of 328,055 shares of common stock	—	—	328,055	328	42,319	—	—	—	—	42,647
Accretion of dividends on Series A preferred stock	—	546,724	—	—	—	—	(546,724)	—	—	—
Stock-based based compensation expense	—	—	—	—	47,909	—	—	—	—	47,909

Balance, December 31, 2008	6,298,667	1,116,223	3,854,652	3,855	7,963,134	(40,515)	(7,086,411)	4,762	(1,248)	1,959,800
COMPREHENSIVE INCOME (LOSS)
Net Loss	—	—	—	—	—	—	(3,765,742)	—	(347)	(3,766,089)
Foreign currency translation adjustment	—	—	—	—	—	—	—	(158)	(149)	(307)

COMPREHENSIVE LOSS								4,604		(3,766,396)
Issuance of 3,230,086 shares of Series A preferred stock	3,230,086	3,230	—	—	3,996,770	—	—	—	—	4,000,000
Issuance of 131,220 shares of common stock	—	—	131,220	131	16,927	—	—	—	—	17,058
Accretion of dividends on Series A preferred stock	—	767,949	—	—	—	—	(767,949)	—	—	—
Incentive option based compensation	—	—	—	—	36,097	—	—	—	—	36,097

Balance, December 31, 2009	9,528,753	1,887,402	3,985,872	3,986	12,012,928	(40,515)	(11,620,102)	4,604	(1,744)	2,246,559

See notes to the consolidated financial statements.

CLAROS DIAGNOSTICS, INC. (A Development Stage Company) Consolidated Statements of Cash Flows Year Ended December 31, 2009 and for the Period October 27, 2004 (Inception) to December 31, 2009	Page 6

	2009	Cumulative for the Period October 27, 2004 (Inception) to December 31, 2009
CASH FLOWS FROM OPERATING ACTIVITIES:
Net loss	$(3,766,089)	$(9,744,180)
Adjustments to reconcile net loss to net cash provided (used) by operating activities:
Incentive option based compensation	36,097	123,007
Depreciation	93,215	201,136
Minority interest’s share of loss	(347)	(1,952)
Changes in assets and liabilities:
(Increase) decrease in:
Accrued interest receivable from a stockholder	(2,028)	(5,855)
Prepaid expenses and other current assets	(2,470)	(15,844)
Refundable taxes	1,176	(14,153)
Decrease (increase) in:
Accounts payable	(146,700)	143,468
Accrued expenses and other current liabilities	107,532	153,452

Net cash used by operating activities	(3,679,614)	(9,160,921)

CASH FLOWS FROM INVESTING ACTIVITIES:
Acquisition of property and equipment	(258,258)	(557,991)
Deposits	600	(16,671)

Net cash used by investing activities	(257,658)	(574,662)
CASH FLOWS FROM FINANCING ACTIVITIES:
Payments on stockholder notes payable	—	(24,877)
Advances of stockholder notes payable	—	24,877
Proceeds from issuance of common stock	17,059	62,933
Proceeds from issuance of preferred stock	4,000,000	11,800,000

Net cash provided by financing activities	4,017,059	11,862,933

EFFECT OF EXCHANGE RATES ON CASH AND CASH EQUIVALENTS	(1,113)	(8,168)

NET INCREASE IN CASH	78,674	2,119,182
CASH, BEGINNING OF PERIOD	2,040,508	—

CASH, END OF PERIOD	$2,119,182	$2,119,182

SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFROMATION:
Cash paid during the year for:
Interest	$—	$980

Income taxes	$—	$—

See notes to the consolidated financial statements.

CLAROS DIAGNOSTICS, INC. (A Development Stage Company) Notes to Consolidated Financial Statements Year Ended December 31, 2009 and for the Period October 27, 2004 (Inception) to December 31, 2009	Page 7

1.	ORGANIZATION

The Company was formed under the name Claros Diagnostics, Inc. (the Company). The Company was incorporated on October 27, 2004 under the general laws of the state of Delaware. Its principal business activity is to develop, manufacture and sell medical diagnostic devices. The Company is located in Woburn, Massachusetts.

Claros Diagnostics, SARL (SARL), is a majority owned subsidiary in Switzerland (Neuchatel) and was organized on August 7, 2006. Its principal business activity is to develop, manufacture and sell medical diagnostic devices.

The minority interest represents the minority stockholders interest in SARL (a Subsidiary). The minority stockholder of SARL is a stockholder of Claros Diagnostics, Inc. The Company owns 95% of the Subsidiary.

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation – The accompanying consolidated financial statements for the year ended December 31, 2009 and for the period October 24, 2004 (inception) to December 31, 2009 are prepared in accordance with the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic Consolidation. These consolidated financial statements include the accounts of the Company and its majority owned subsidiary SARL for the year ended December 31, 2009. All significant inter-company balances and transactions have been eliminated.

Foreign Subsidiary – Statements of the accounts of Claros Diagnostics, SARL are translated into U.S. dollars at the prevailing rate of exchange at the balance sheet date; whereas revenue and expense categories have been translated at the average of foreign exchange rates prevailing throughout the fiscal year. The net assets of the foreign subsidiary included in the consolidated balance sheets amounted to a deficit of $34,884 at December 31, 2009. The subsidiary recorded a net loss of $6,945 for the year ended December 31, 2009.

Use of Estimates – The preparation of consolidated financial statements in conformity with generally accepted accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of consolidated revenues and expenses during the reporting period. Actual results could differ from those estimates. These differences could be significant.

Cash and Cash Equivalents – The Company and SARL consider all highly liquid investments with an original maturity of three months or less to be cash equivalents. The Company frequently holds cash in demand accounts at the bank in excess of federally insured amounts.

CLAROS DIAGNOSTICS, INC. (A Development Stage Company) Notes to Consolidated Financial Statements Year Ended December 31, 2009 and for the Period October 27, 2004 (Inception) to December 31, 2009	Page 8

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES…continued

Property and Equipment – The cost of property and equipment is depreciated over the estimated useful lives of the related assets. Maintenance, routine repairs and minor replacements are charged against current earnings as incurred, while those items which substantially improve or extend the lives of existing assets are capitalized. Depreciation is computed using straight-line method. In the year of acquisition of property and equipment the Company takes a full year of depreciation. Estimated useful lives are as follows:

Asset	Years
Equipment	5
Leasehold improvements	5
Computer	3
Furniture and fixtures	7

Income Taxes – The Company follows the FASB ASC Topic Income Taxes, in reporting deferred income taxes. The FASB ASC Topic Income Taxes requires a company to recognize deferred tax liabilities and assets for expected future income tax consequences of events that have been recognized in the Company’s financial statements. Under this method, deferred tax assets and liabilities are determined based on temporary differences between financial statement carrying amounts and the tax basis of assets and liabilities using enacted tax rates in the years in which the temporary differences are expected to reverse. Valuation allowances are provided if based on the weight of available evidence, it is more likely than not that some or all of the deferred tax assets will not be realized.

The Company accounts for uncertain tax positions in accordance with FASB ASC Topic Income Taxes. FASB ASC Topic Income Taxes prescribes a recognition threshold and measurement process for financial statement recognition of uncertain tax positions taken or expected to be taken in a tax return. The interpretation also provides guidance on recognition, de-recognition, classification, interest and penalties, accounting in interim periods, disclosure and transition. The Company adopted the provisions of the FASB ASC Income Taxes Topic on January 1, 2009. There was no impact on total liabilities or equity as a result of this adoption.

Valuation of Long-lived Assets – The Company accounts for the valuation of long-lived assets in accordance with the FASB ASC Topic Property, Plant, and Equipment. The FASB ASC Topic Property, Plant, and Equipment requires that long-lived assets and certain identifiable intangible assets be reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. Recoverability of the long-lived asset is measured by a comparison of the carrying amount of the asset to future undiscounted net cash flows expected to be generated by the asset. If such assets are considered to be impaired, the impairment to be recognized is measured by the amount by which the carrying amount of the assets exceeds the estimated fair value of the assets. Assets to be disposed of are reportable at the lower of the carrying amount or fair value, less costs to sell. At December 31, 2009, the Company has determined that no long-lived assets are impaired.

CLAROS DIAGNOSTICS, INC. (A Development Stage Company) Notes to Consolidated Financial Statements Year Ended December 31, 2009 and for the Period October 27, 2004 (Inception) to December 31, 2009	Page 9

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES…continued

Exchange Rate Gains and Losses – Aggregate transaction gains and losses on foreign exchange rates included in consolidated net loss for the year ended December 31, 2009 were not material.

Research and Development – Research and development costs are charged to expense as incurred in accordance with FASB ASC Topic Research and Development. Research and development costs include consulting, material and supplies. For the year ended December 31, 2009 and the period October 27, 2004 (Inception) to December 31, 2009 research and development costs were $1,338,627 and $3,863,305 respectively, and are included in the other expense on the accompanying consolidated statements of operations.

Comprehensive Income – Comprehensive income for the Company and SARL consist of foreign currency translation adjustments. Accumulated other comprehensive income is disclosed as a separate component of stockholders’ equity and consists entirely of foreign currency translation adjustments at December 31, 2009.

Incentive Option Plan – The Company has an incentive option plan which is described in Note 6. FASB ASC Topic Compensation-Stock Compensation requires that the cost resulting for all share-based payment transactions be recognized in the consolidated financial statements. This statement requires the entity to measure the cost of employee services received in exchange for an award of equity instruments based on the grant-date fair value of the award. That cost is recognized over the period during which an employee is required to provide services in exchange for the award of the vesting period. FASB ASC Topic Compensation-Stock Compensation permits entities to use any option-pricing model that meets the fair value objective of the Statement. Compensation cost on options granted has been measured using the fair value of an award on the grant date using the Black-Scholes valuation model, and is recognized in the income statement over the service period, which is usually the vesting period of the option.

Recently Issued Accounting Guidance – On January 1, 2009, the Company adopted the new guidance located in FASB Topic Consolidation that relates to noncontrolling interest. Accordingly, for consolidated subsidiaries that are less than wholly owned, the third-party holdings of equity interests are referred to as noncontrolling interest. The portion for net income attributable to noncontrolling interest for such subsidiaries is presented as net income (loss) attributable to noncontrolling interest on the consolidated financial statements of operations, and the portion of the stockholders’ equity of such subsidiaries is presented as noncontrolling interest on the consolidated balance sheet and consolidated statement of changes in equity. This recent pronouncement also requires the Company to allocate losses to the noncontrolling interest even if the noncontrolling interest has a deficit balance.

CLAROS DIAGNOSTICS, INC. (A Development Stage Company) Notes to Consolidated Financial Statements Year Ended December 31, 2009 and for the Period October 27, 2004 (Inception) to December 31, 2009	Page 10

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES…continued

Subsequent Events – The Company has evaluated all events subsequent to the balance sheet date of December 31, 2009, through the date which the financial statements were available to be issued, August 4, 2010, and has determined that there are no additional subsequent events, except as noted in note 9, that require disclosure under FASB ASC Topic Subsequent Events.

3.	PROVISION FOR INCOME TAXES

Amounts for deferred tax asset and liability are as follows:

Deferred tax asset	$4,507,450
Valuation allowance	(4,507,450)

$—

The deferred tax asset consists of the following temporary differences:

Depreciation	$(28,290)
Net operating loss carryforward	3,766,345
R & D credits	718,085
Stock option	51,310
Valuation allowance	(4,507,450)

$—

At December 31, 2009, the Company has available net operating losses (“NOL”) carry forward for federal and state income tax purposes of approximately $8,950,440 and $9,197,655, respectively, which expire, if unused at various times through 2029. The Company’s ability to utilize these NOL may be limited under Internal Revenue Code Section 382.

The Company has provided a valuation allowance for the full amount of its net deferred tax assets since realization of any future benefit from deductible temporary differences and net operating loss carry forwards cannot be sufficiently assured at December 31, 2009.

4.	RELATED PARTY TRANSACTIONS

Stock Subscription Receivable – At December 31, 2009, the Company has a promissory note receivable from a stockholder of the Company for his stock subscription for an amount of $40,515. The amount is included as a reduction of the stockholders’ equity on the accompanying consolidated balance sheet. The note bears interest at the Applicable Federal Rate and shall be compounded annually. At December 31, 2009, there was $5,855 of accrued interest receivable from a stockholder, included in the other assets on the accompanying consolidated balance sheet. The principal loan amount and the accrued interest are due December 2011.

CLAROS DIAGNOSTICS, INC. (A Development Stage Company) Notes to Consolidated Financial Statements Year Ended December 31, 2009 and for the Period October 27, 2004 (Inception) to December 31, 2009	Page 11

5.	PREFERRED STOCK

Authorized preferred stock of Claros Diagnostics, Inc. consists of 9,528,753 shares of Class A. The rights attached to the preferred stock are as follows: voting, par value of $0.001 ($13,677,874 aggregate liquidation preference), cumulative dividend at the rate of $0.0868 per share and convertible into voting common stock. Unpaid cumulative dividends on the preferred stock amounted to $1,877,874 at December 31, 2009.

6.	INCENTIVE OPTION PLAN

Effective December 20, 2006, the Board of Directors established the 2006 Stock Incentive Plan (the “Plan”). The Plan provides option to purchase new shares of the Company’s common stock. Under the Plan, 3,608,610 stock options can be issued to founders, employees, advisors, consultants and board members of the Company.

The Company has elected to use the Black-Scholes-Merton option pricing model to determine the fair value of employee and non-employee stock options granted. Management has determined that the options issued in 2006, 2007, 2008 and 2009 have a calculated value of $0.13 per share. Total compensation cost associated with these options is $149,651 and will be recognized over the four year service period that began on the grant date. Compensation expense recognized on employee stock options granted for the year ended December 31, 2009 and for the period October 27, 2004 (Inception) to December 31, 2009 was $28,470 and $76,347, respectively. Other expense recognized on non-employee stock option granted for the year ended December 31, 2009 and for the period October 27, 2007 (Inception) to December 31, 2009 was $7,627 and $26,186, respectively.

At December 31, 2009, unrecognized compensation costs related to non-vested options totaled $47,118. This amount will be recognized over the following years as follows:

Years	Amount
2010	$32,980
2011	8,298
2012	4,788
2013	1,052

$47,118

CLAROS DIAGNOSTICS, INC. (A Development Stage Company) Notes to Consolidated Financial Statements Year Ended December 31, 2009 and for the Period October 27, 2004 (Inception) to December 31, 2009	Page 12

6.	INCENTIVE OPTION PLAN…continued

The fair value per unit of options granted under the incentive option plan during the year ended December 31, 2009 was $0.13. This amount was determined using the Black-Scholes option-pricing model utilizing the following assumptions:

Risk-free interest rate	3.16% - 4.72%
Expected dividend yield	—
Expected volatility	20%
Expected life in years	10
Service period in years	4
Weight average calculated value of options granted	$0.13
Dividend yield	0%

The following table summarizes options outstanding at December 31, 2009, and the changes in options for the Period October 27, 2004 (Inception) to December 31, 2009.

		Weighted Average Exercise Price Per Share
Total options available for grant at
December 20, 2006	3,608,610	$—

Options granted - 2006	1,771,499	$0.13
Options exercised - 2006	(311,653)	0.13
Options granted - 2007	1,100,399	0.13
Options granted - 2008	91,000	0.13
Options exercised - 2008	(328,055)	0.13
Options granted - 2009	313,500	0.13
Options exercised - 2009	(131,220)	0.13

Total options outstanding at December 31, 2009	2,505,470	$0.13

CLAROS DIAGNOSTICS, INC. (A Development Stage Company) Notes to Consolidated Financial Statements Year Ended December 31, 2009 and for the Period October 27, 2004 (Inception) to December 31, 2009	Page 13

6.	INCENTIVE OPTION PLAN…continued

During 2009, the Company received $17,059 from consultants upon exercise of options and recognized related tax benefits of $7,677. In accordance with the Company policy, the shares were issued from a pool of shares reserved for issuance under the plan.

During 2008, the Company received $42,647 from consultants upon exercise of options and recognized related tax benefits of $19,200. In accordance with the Company policy, the shares were issued from a pool of shares reserved for issuance under the plan.

During 2006, the Company received $40,515 from an employee upon exercise of options and recognized related tax benefits of $18,232. In accordance with the Company policy, the shares were issued from a pool of shares reserved for issuance under the plan.

7.	COMMITMENTS

Operating Lease – The Company leases an operating facility under a lease agreement expiring February 2012. Total monthly lease payments are approximately $8,033 per month.

Minimum future lease payments as of December 31, 2009 are as follows:

Years	Amount
2010	$96,044
2011	96,044
2012	16,007

$208,095

Rent expense under the lease for the year ended December 31, 2009 and for the period October 27, 2004 (Inception) to December 31, 2009 was $96,949 and $194,863, respectively.

Patent Rights License Agreement – The Company entered into a Patent Rights License agreement with Harvard University (University). The agreement commenced November 2006 and continues on a Licensed Product-by-Licensed product and Country-by-Country basis until expiration of the last Patents Rights. The agreement allows the Company to make sublicenses to its affiliates. The Company can terminate the agreement at any time with a sixty days notice with no requirements of future payments.

As a consideration for the license granted, the Company:

•	Has issued to the University 2% of the outstanding common stock on a fully diluted basis upon completion of the Series A financing.

CLAROS DIAGNOSTICS, INC. (A Development Stage Company) Notes to Consolidated Financial Statements Year Ended December 31, 2009 and for the Period October 27, 2004 (Inception) to December 31, 2009	Page 14

7.	COMMITMENTS…continued

Patent Rights License Agreement…continued –

•

Shall pay to the University non-refundable annual license maintenance fees payable on January 1 of each year as stated below. Each license maintenance fee paid is creditable against the royalties due on Net Sales made during the calendar year following the due date.

Future license maintenance fees payments as of December 31, 2009 are as follows:

Years	Amount
2010	$10,000
2011	$25,000
2012	$50,000
2013	$75,000
2014	$100,000
Each subsequent calendar year for the remainder of the term	$100,000

•

Per the agreement, the Company has agreed to pay to the University various amounts at the completion of certain milestones as described in the agreement. The payment amount of those milestones varies based on multiple criteria. No liability has been accrued at December 31, 2009 for those amounts.

•	The Company shall pay the University royalties of 3% of net sales for sales up to $200,000,000 and 2.5% of sales above $200,000,000.

•	The Company has agreed to pay the University various percentages for all Sublicense income based on the year of the Sublicense, where applicable.

8.	401(k) PROFIT SHARING PLAN

On January 1, 2008 the Company adopted a 401(k) profit sharing plan covering eligible employees as defined by the plan. Eligible employees may make pre-tax contributions up to the maximum allowed by law. The Company did not make a matching contribution for the year ended December 31, 2009. In addition, the plan provides for a profit sharing contribution by the Company at the discretion of the Board of Directors. For the year ended December 31, 2009 and for the period October 27, 2004 (Inception) to December 31, 2009 the Company did not make a profit sharing contribution to the plan.

CLAROS DIAGNOSTICS, INC. (A Development Stage Company) Notes to Consolidated Financial Statements Year Ended December 31, 2009 and for the Period October 27, 2004 (Inception) to December 31, 2009	Page 15

9.	SUBSEQUENT EVENT

On June 17, 2010, the Board of Directors of Claros Diagnostics, Inc. amended and restated the certificate of incorporation of the Corporation as followed: increase the number of authorized shares of common stock from 18,500,000 shares to 28,000,000 shares and increase the number of authorized shares of preferred stock from 9,528,753 shares to 14,128,753 shares.

On June 21, 2010, the Corporation entered into a $5,000,000 convertible promissory note with some of the Corporation’s stockholders. The note can be accessed at the discretion of the Corporation by tranches. Each tranche bears interest at 8% from the date it is accessed. Each note holder has certain conversion rights which vary based on meeting certain financial criteria. The terms are stated in their respective convertible promissory note agreement. As of the report date, only $1,000,000 of the $5,000,000 convertible promissory note has been accessed by the Corporation.

SUPPLEMENTAL INFORMATION

INDEPENDENT AUDITORS’ REPORT ON

CONSOLIDATING AND SUPPLEMENTAL INFORMATION

Board of Directors and Stockholders

Claros Diagnostics, Inc.

Woburn, Massachusetts

Our report on our audit of the basic consolidated financial statements of Claros Diagnostics, Inc. (A Development Stage Company) appears on page 1. This audit was made for the purpose of forming an opinion on the consolidated financial statements taken as a whole. The consolidating information contained on pages 18 through 20 is presented for purposes of additional analysis of the consolidated financial statements rather than to present the financial position, results of operations, and cash flows of the individual companies. The supplemental information contained on page 21 is presented for additional analysis and is not a required part of the basic consolidated financial statements. Such consolidating and supplementary information has been subjected to the auditing procedures applied in the audit of the consolidated financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic consolidated financial statements taken as a whole.

Kirkland Albrecht & Fredrickson, LLC
Braintree, Massachusetts

August 4, 2010

CLAROS DIAGNOSTICS, INC. (A Development Stage Company) Consolidated Balance Sheet December 31, 2009	Page 18

	Claros US	Claros SARL	Eliminations	Consolidated
ASSETS
CURRENT ASSETS:
Cash and cash equivalents	$2,089,898	$29,284	$—	$2,119,182
Due from related party	50,000	—	(50,000)	—
Refundable taxes	14,153	—	—	14,153
Prepaid expenses	15,844	—	—	15,844

Total current assets	2,169,895	29,284	(50,000)	2,149,179

PROPERTY AND EQUIPMENT, AT COST
Equipment	342,848	—	—	342,848
Leasehold improvements	117,816	—	—	117,816
Computer	58,602	—	—	58,602
Furniture and fixtures	38,726	—	—	38,726

	557,992	—	—	557,992
Less accumulated depreciations	201,134	—	—	201,134

Property and equipment, net	356,858	—	—	356,858

OTHER ASSETS:
Deposits	16,671	—	—	16,671
Accrued interest receivable from stockholder	5,855			5,855
Investment in Claros Diagnostics SARL	8,122	—	(8,122)	—

Total other assets	30,648	—	(8,122)	22,526

	$2,557,401	$29,284	$(58,122)	$2,528,563

See independent auditors’ report on consolidated supplemental information.

	Claros US	Claros SARL	Eliminations	Consolidated
LIABILITES AND EQUITY
CURRENT LIABILITES:
Accounts payable	$130,316	$—	$—	$130,316
Due to related party	—	57,790	(57,790)	—
Accrued expenses and other current liabilities	145,309	6,378	—	151,687

Total current liabilities	275,625	64,168	(57,790)	282,003

EQUITY:
Claros Diagnostics, Inc.
Preferred stock, $0.001 par value, 9,528,753 shares authorized, issued and outstanding (liquidation preference of $13,677,874)	1,887,402	—	—	1,887,402
Common stock, $0.001 par value, 28,000,000 share authorized, 3,985,872 shares issued and outstanding	3,986	8,122	(8,122)	3,986
Additional paid-in capital	12,012,929	—	—	12,012,929
Stock subscription receivable	(40,515)	—	—	(40,515)
Deficit accumulated during the development stage	(11,582,026)	(40,028)	1,952	(11,620,102)
Accumulated other comprehensive income	—	(2,978)	7,582	4,604

Total Claros Diagnostics, Inc.	2,281,776	(34,884)	1,412	2,248,304

Noncontrolling interest	—	—	(1,744)	(1,744)

Total equity	2,281,776	(34,884)	(332)	2,246,560

Total liabilities and equity	$2,557,401	$29,284	$(58,122)	$2,528,563

See independent auditors’ report on consolidated supplemental information.

CLAROS DIAGNOSTICS, INC. (A Development Stage Company) Consolidated Statement of Operations Year ended December 31, 2009	Page 20

	Claros US	Claros SARL	Eliminations	Consolidated
REVENUE	$—	$—	$—	$—

OPERATING EXPENSES:
General and administrative	2,458,539	6,970	—	2,465,509
Research and development	1,338,627	—	—	1,338,627

	3,797,166	6,970	—	3,804,136

Operating loss	(3,797,166)	(6,970)	—	(3,804,136)

OTHER INCOME (EXPENSE):
Grant income	20,790	—	—	20,790
Dividend income	15,204	—	—	15,204
Interest income	2,028	25	—	2,053

Total other income, net	38,022	25	—	38,047

Net loss	(3,759,144)	(6,945)	—	(3,766,089)
Net income (loss) attributable to noncontrolling interest	—	—	347	347

Net loss attributable to Claros Diagnostics, Inc.	$(3,759,144)	$(6,945)	$347	$(3,765,742)

See independent auditors’ report on consolidated supplemental information.

CLAROS DIAGNOSTICS, INC. (A Development Stage Company) Consolidating Schedule of General and Administrative Expenses Year ended December 31, 2009	Page 21

	Claros US	Claros SARL	Eliminations	Consolidated
Salaries	$1,213,157	$—	$—	$1,213,157
Consultants	370,492	—	—	370,492
Patent legal	141,784	—		141,784
Employee benefits	124,044	—	—	124,044
Rent	96,949	—	—	96,949
Depreciation	93,215	—	—	93,215
Legal fees	91,540	—	—	91,540
Payroll taxes	80,903	—	—	80,903
Patent licensing	52,633	—	—	52,633
Accounting services	28,450	6,894	—	35,344
Miscellaneous	34,667	76	—	34,743
Travel, meals and entertainment	32,911	—	—	32,911
Office	29,223	—	—	29,223
Utilities	21,389	—	—	21,389
Repairs and maintenance	16,510	—	—	16,510
Insurance	12,605	—	—	12,605
Recruiting	12,400	—	—	12,400
Safety	4,048	—	—	4,048
Promotional materials	1,505	—		1,505
Taxes, other	114	—	—	114

	$2,458,539	$6,970	$—	$2,465,509

See independent auditors’ report on consolidated supplemental information.

Claros Diagnostics, Inc.

(A Development Stage Company)

Condensed Consolidated Balance Sheets

As of September 30, 2011 and September 30, 2010

(unaudited)

(in thousands, except share and per share data)

	September 30, 2011	September 30, 2010
ASSETS
Current assets
Cash and cash equivalents	$77	$884
Prepaid expenses and other current assets	10	2

Total current assets	87	886
Property and equipment, net	349	405
Other assets	24	23

TOTAL ASSETS	$460	$1,314

LIABILITIES AND SHAREHOLDERS DEFICIT
Current liabilities
Convertible promissory note and notes payable	$4,299	$2,000
Accounts payable	611	91
Accrued expenses	106	3

Total current liabilities	5,016	2,094
Commitments and contingencies
DEFICIT
Preferred Stock - $0.001 par value, 14,128,753 shares authorized, 9,528,753 issued and outstanding at September 30, 2011 and 2010	3,335	2,507
Common Stock - $0.001 par value, 500,000,000 shares authorized, 4,005,555 shares issued	4	4
Additional paid-in capital	12,057	12,057
Stock subscription receivable	(41)	(41)
Deficit accumulated during the development stage	(19,911)	(15,307)

Total deficit	(4,556)	(780)

Total liabilities and deficit	$460	$1,314

Claros Diagnostics, Inc.

(A Development Stage Company)

Condensed Consolidated Statements of Operations

For the nine months ended September 30, 2011 and 2010

and for the Period October 27, 2004 (Inception) to September 31, 2011 and 2010

(unaudited)

(in thousands)

	September 30, 2011	September 30, 2010	Cumulative for the period October 27, 2004 (Inception) to September 30, 2011	Cumulative for the period October 27, 2004 (Inception) to September 30, 2010
Revenue	$—	$—	$—	$—
Cost of goods sold	—	—	—	—

Gross margin	—	—	—	—
Operating expenses
Selling, general and administrative	2,349	2,261	11,967	8,673
Research and development	514	811	5,429	4,674

Total operating expenses	2,863	3,072	17,396	13,347

Operating loss	(2,863)	(3,072)	(17,396)	(13,347)
Other (expense) income, net	(4)	1	710	532

Loss before income taxes	(2,867)	(3,071)	(16,686)	(12,815)
Income tax provision	—	—	—	—

Net loss	$(2,867)	$(3,071)	$(16,686)	$(12,815)

Claros Diagnostics, Inc.

(A Development Stage Company)

Condensed Consolidated Statements Cash Flows

For the nine months ended September 30, 2011 and 2010

and for the Period October 27, 2004 (Inception) to September 31, 2011 and 2010

(unaudited)

	For the nine months ended September 30, 2011	For the nine months ended September 30, 2010	Cumulative for the Period October 27, 2004 (Inception) to September 30, 2011	Cumulative for the Period October 27, 2004 (Inception) to September 30, 2010
CASH FLOWS FROM OPERATING ACTIVITIES:
Net loss	$(2,867)	$(3,071)	$(16,687)	$(12,815)
Adjustments to reconcile net loss to net cash provided (used) by operating activities:
Incentive option based compensation	95	27	255	150
Depreciation	75	90	396	291
Changes in assets and liabilities:
(Increase) decrease in:
Prepaid expenses and other current assets	(9)	(28)	(28)	(57)
Accounts payable	(35)	(39)	120	104
Accrued expenses and other current liabilities	406	(148)	606	(3)

Net cash used by operating activities	(2,335)	(3,169)	(15,338)	(12,330)

CASH FLOWS FROM INVESTING ACTIVITIES:
Acquisition of property and equipment	(3)	(66)	(728)	(624)
Deposits	—	—	(17)	(17)

Net cash used by investing activities	(3)	(66)	(745)	(641)
CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from convertible promissory note	2,299	2,000	4,299	2,000
Payments on stockholder notes payable	—	—	(25)	(25)
Advances of stockholder notes payable	—	—	25	25
Proceeds from issuance of common stock	5	—	70	63
Proceeds from issuance of preferred stock	—	—	11,800	11,800

Net cash provided by financing activities	2,304	2,000	16,169	13,863

EFFECT OF EXCHANGE RATES ON CASH AND CASH EQUIVALENTS	—	—	(9)	(8)

NET INCREASE (DECREAE IN CASH AND CASH EQUIVALENTS	(34)	(1,235)	77	884
CASH AND CASH EQUIVALENTS, BEGINNING OF PERIOD	111	2,119	—	—

CASH AND CASH EQUIVALENTS, END OF PERIOD	$77	$884	$77	$884

SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION:
Cash paid during the year for:
Interest
Income taxes	$—	$—	$1	$1

	$—	—	$—	$—